SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of the 1st day of July, 1997, by and among CAIRN ENERGY USA, INC., a Delaware corporation ("Borrower"), ING (U.S.) CAPITAL CORPORATION, f/k/a Internationale Nederlanden (U.S.) Capital Corporation, as agent ("Agent"), and ING (U.S.) capital corporation ("ING Capital"), MEESPIERSON N.V. ("MeesPierson"), and CREDIT LYONNAIS NEW YORK BRANCH ("Credit Lyonnais"), as lenders (collectively, "Lenders").

                                   RECITALS:
                                   --------

     Borrower, Agent and Lenders entered into that certain First Amended and Restated Credit Agreement dated as of December 20, 1994, as amended by a First Amendment to First Amended and Restated Credit Agreement dated December 12, 1995, a Second Amendment to First Amended and Restated Credit Agreement dated January 15, 1996, a Third Amendment to First Amended and Restated Credit Agreement dated June 28, 1996, a Fourth Amendment to First Amended and Restated Credit Agreement dated November 7, 1996 and a Fifth Amendment to First Amended and Restated Credit Agreement dated March 14, 1997 (the "Original Agreement"), for the purposes and consideration therein expressed, pursuant to which Lenders made and became obligated to make loans to Borrower as therein provided; and Borrower, Agent and Lenders desire to amend the Original Agreement as provided herein.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                     ARTICLE I - Definitions and References

     Section 1.1 Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment, and the following terms when used in this Amendment shall have the following meangins: Original Agreement shall have the same meanings:

          "Amendment" means this Sixth Amendment to First Amended and Restated Credit Agreement.

          "Amendment/Allonge" has the meaning given it in Section 3.1(ii) hereof.

          "Amendment Documents" means this Amendment and each Amendment/Allonge.

          "Credit Agreement" means the Original Agreement as amended hereby.

                 ARTICLE II - Amendments to Original Agreement

     Section 2.1. Defined Terms. The definition of "Facility A Commitment Period" set forth in Section 1.1 of the Original Agreement is hereby amended in its entirety to read as follows:

          "Facility A Commitment Period" means the period from and including the date hereof until and inculding January 1, 1998 (or, if earlier, the day on which the Facility A Notes first become due and payable in full).

          Section 2.2. Amendment to Regular Payments. Section 2.8 of the Original Agreement is hereby amended in its entirety to read as follows:

               Section 2.8 Regular Payments. Borrower will pay interest on the Loans as specified in the Notes. Borrower will repay the aggregate principal amount of the Facility A Loans outstanding on the last day of the Facility A Commitment period in thirteen (13) quarterly installments, on the first day of each April, July, October and January, beginning April 1, 1998. The first such installment shall be in an amount equal to twenty percent (20%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period; each of the next two (2) such installments shall be in an mount equal to ten percent (10%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period; each of the next four (4) such installments shall be in an amount equal to nine percent (9%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period; and each of the last six (6) such installments shall be in an amount equal to four percent (4%) of the aggregate unpaid principal balance of the Facility A Loans at the end of the Facility A Commitment Period. Such amounts shall be rounded upwards to the nearest $1,000. Agent shall determine the amount of each such principal installment, which amount shall be conclusive, absent manifest error. Borrower will repay the aggregate principal amount of the Facility B Loans on the maturity date set forth in the Facility B Notes.

                    ARTICLE III - Conditions of Effectiveness

     Section 3.1. Effective Date. This Amendment shall become effective as of the date first above written when (i) Agent shall have received this Amendment at Agent's office duly authorized, executed and delivered by Borrower and each Lender, (ii) Borrower shall have issued and delivered to each Lender an Amendment and Allonge (each an "Amendment/Allonge") to each Facility A Note in the form attached hereto as Attachment 1, duly executed on behalf of Borrower, and (iii) Agent shall have additionally received all of the following documents each being duly authorized, executed and delivered, and in form and substance satisfactory to Agent and each Lender:

          (a) Omnibus Certificate. An Omnibus Certificate of the Secretary and of the Chairman of the Board, President or a Senior Vice President of Borrower of even date with this Amendment, which shall contain the names and signatures of the officers authorized to execute this Amendment and which shall certify to the truth, correctness and completeness as of the date hereof of: (i) all of the exhibits attached to that certain Omnibus Certificate dated as of November 7, 1996 made by such officers of Borrower, and (ii) a copy of resolutions duly adopted by the Board of Directors of Borrower and in full force and effect at the time this Amendment is entered into, authorizing the execution of this Amendment.

          (b) Compliance Certificate. A Compliance Certificate of the Senior Vice President-Finance of Borrower, of even date with this Amendment, in which such officer shall certify, to the best of his knowledge and belief after due inquiry, to the satisfaction of the conditions set out in subsections (a) through (d), inclusive of Section 3.2 of the Original Agreement as of the date hereof.

             ARTICLE IV - Representations, Warranties and Covenants

     Section 4.1. Representations, Warranties and Covenants of Borrower. In order to induce Agent and Lenders to enter into this Amendment, Borrower represents, warrants and covenants to Agent and each Lender that:

          (a) The representations and warranties contained in Section 4.1 of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representations and warranties are made in the Original Agreement only in reference to a specific date and except to the extent that the facts upon which such representations are based have been changed by the extension of credit under the Credit Agreement.

          (b) Borrower is duly authorized to execute and deliver this Amendment and each other Amendment Document and is and will ctoninue to be duly authorized to borrower and to perform its obligations hereunder and thereunder.


          (c) The execution and delivery by borrower of this Amendment and each other Amendment Document and the performance by it of its obligations hereunder and under the Credit Agreement and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation or bylaws of Borrower or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower, except as expressly contemplated in the Loan Documents. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment or any Amendment Document or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and each other Amendment Document is duly executed and delivered, each of this Amendment, the other Amendment Documents and the Credit Agreement will be a legal and binding instrument and agreement of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency and similar laws and be general principles of equity.

          (e) The audited annual Consolidated financial statements of Borrower dated as of December 31, 1996 and the unaudited quarterly Consolidated financial statements of Borrower dated as of March 31, 1997 fairly present the Consolidated financial position at such dates and the Consolidated statement of operations and cash flows for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to Lender. Since March 31, 1997, no material adverse change has occurred in the financial condition or business or in the Consolidated financial condition or businesses of Borrower.

                            ARTICLE V - Miscellaneous

          Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment and the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to refer to this Amendment also and any referenced in any Loan Document to any other document or instrument amended, renewed, extended or otherwise affected by this Amendment or the other Amendment Documents shall also refer to such Amendment and such Amendment Documents. The execution, delivery and effectiveness of this Amendment and each other Amendment Document shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

          Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

          Section 5.3. Protection of Security Interests and Liens. Borrower agrees to deliver to Agent within fifteen days after request any additional amendments or supplements to any Security Documents, properly completed and executed (and acknowledged when required) by Borrower, in form and substance satisfactory to Agent, which Agent reasonably requests for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any Obligations.

          Section 5.4. Loan Documents. This Amendment and each other Amendment Document is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

          Section 5.5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.

          Section 5.6. Counterparts. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

          IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                            CAIRN ENERGY USA, INC.



                                            By:      /s/ A. Allen Paul
                                            A. Allen Paul, Senior Vice President
                                            Finance